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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                  CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   December 17, 1998
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                        HUTCHINSON TECHNOLOGY INCORPORATED
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            (Exact name of registrant as specified in its charter)

         MINNESOTA                    0-14709                  41-0901840
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(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)             Identification No.)

     40 WEST HIGHLAND PARK
     HUTCHINSON, MINNESOTA                                        55350
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(Address of principal executive                                 (Zip Code)
            offices)


Registrant's telephone number, including area code  (320) 587-3797
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ITEM 5.  OTHER EVENTS.

     On December 17, 1998 at 3:28 p.m., Eastern Standard Time, the EDGAR filing agent for Hutchinson Technology Incorporated (the "Company") mistakenly filed on the EDGAR filing system of the Securities and Exchange Commission (the "Commission"), without authorization from the Company, a draft form of the Company's Annual Report on Form 10-K for the Fiscal Year Ended September 27, 1998. The filing was assigned accession number 0001047469-98-044325 by the Commission. The draft filed on the EDGAR system does not constitute the Company's Annual Report on Form 10-K for the Fiscal Year Ended September 27, 1998.

     The Company intends to file with the Commission its Annual Report on Form 10-K for the Fiscal Year Ended September 27, 1998 on or before December 28, 1998.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HUTCHINSON TECHNOLOGY
                                        INCORPORATED


Date:  December 18, 1998               By  /s/ John A. Ingleman
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                                           John A. Ingleman
                                           Vice President, Chief Financial
                                           Officer and Secretary


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